UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 11, 2017

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2017, Salem Media Group, Inc. (the “Company”) and certain subsidiaries of the Company named therein (collectively, the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”), relating to the issuance and sale by the Company of $255 million aggregate principal amount of 6.75% senior secured notes due 2024 (the “Notes”) at an issue price of 100% of principal amount, which will be sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside of the United States only to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act. The Notes will be issued by the Company pursuant to an Indenture to be entered into among the Company, the Guarantors and U.S. Bank National Association, as trustee.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and the Guarantors, as well as customary closing conditions. Under the terms of the Purchase Agreement, the Company and the Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which will be filed as an exhibit to our next Quarterly Report on Form 10-Q and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On May 11, 2017, the Company issued a press release announcing the pricing of the Notes. A new senior secured asset-based revolving credit facility is expected to be entered into at the time of the closing of the Notes offering (the “ABL Facility”). In accordance with Rule 135c promulgated under the Securities Act, a copy of the press release is being filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The Notes and related guarantees will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Statements included in this current report on Form 8-K that relate to future plans, events, financial results, prospects or performance, including statements regarding our plans and intentions with respect to the offering of Notes and the ABL Facility, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. While they are based on the current expectations and beliefs of management, they are subject to a number of uncertainties and assumptions that could cause actual results to differ from the expectations expressed in this current report on Form 8-K. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q, as applicable, and our other filings and submissions with the Securities and Exchange Commission, all of which are available free of charge on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated May 11, 2017, of Salem Media Group, Inc. entitled “Salem Media Group Announces Pricing of $255 Million Senior Secured Notes Offering”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: May 15, 2017	/s/ Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 11, 2017, of Salem Media Group, Inc. entitled “Salem Media Group Announces Pricing of $255 Million Senior Secured Notes Offering”